                                  EXHIBIT 23.04

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated March 27, 2001, with respect to the consolidated financial statements of iLearning, Inc. included in the following registration statements:

REGISTRATION STATEMENTS ON FORM S-3:

REGISTRATION NUMBER                        DATE FILED
33-92014                                   May 8, 1995
33-92852                                   May 30, 1995
333-1674                                   February 26, 1996
333-16111                                  November 14, 1996
333-21261                                  February 6, 1997
333-26633                                  May 7, 1997
333-31273                                  July 15, 1997
333-39535                                  November 5, 1997
333-43355                                  December 29, 1997
333-46747                                  February 23, 1998
333-48997                                  March 31, 1998
333-50993                                  April 24, 1998
333-61083                                  August 25, 1998
333-65197                                  October 1, 1998
333-67727                                  December 4, 1998
333-78961                                  May 20, 1999

REGISTRATION STATEMENTS ON FORM S-8:

NAME                                           REGISTRATION NUMBER         DATE FILED
1987-1991 Employee Stock Option Plan           33-77384                    April 6, 1994
1993 Director Stock Option Plan                33-77386                    April 6, 1994
1993 Employee Stock Option Plan                33-77390                    April 6, 1994
1993 Management Stock Option Plan              33-77388                    April 6, 1994
1997 Employee Stock Purchase Plan              333-21963                   February 18, 1997
1998 Stock Incentive Plan                      333-62011                   August 21, 1998
1993 Employee Stock Option Plan and
Employee Stock Purchase Plan                   33-77390                    September 14, 1998


/S/ ARTHUR ANDERSEN LLP


Baltimore, Maryland,
March 27, 2001